Dreyfus

California Intermediate Municipal Bond Fund

ANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                            Dreyfus California Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Municipal bonds provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market. In fact, the overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 21%, putting it firmly in bear market territory.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus California Intermediate Municipal Bond Fund perform during the period?

For the 12-month period ended March 31, 2001, the fund produced a total return of 8.79%.(1) This compares to a total return of 8.98% for the Lipper California Intermediate Municipal Debt Funds category average during the same period.(2 )

We attribute the fund' s competitive total return to a favorable investment environment for municipal bonds that was characterized by declining interest rates and robust demand for municipal bonds.

What is the fund's investment approach?

The fund' s goal is to seek as high a level of federal and California state tax-exempt income as is consistent with the preservation of capital from a diversified portfolio of municipal bonds from California issuers. We also manage the fund in an effort to achieve a competitive total return.

In managing the fund, we employ two primary strategies. First, we tactically manage the portfolio's average effective duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of new securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average effective duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest total returns, which include both tax-exempt income and price changes over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began on April 1, 2000, the U.S. economy was growing strongly, leading to inflation concerns and a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in May. During the summer, however, evidence emerged that the Fed's rate hikes were having the desired effect of slowing the economy. As time went on, the economic slowdown became more pronounced. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates at its meetings during the remainder of 2000.

In January 2001, however, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points at the start of the month. This move was unusual in that it occurred between regularly scheduled meetings of the Fed's Federal Open Market Committee. As further evidence of its resolve to prevent a recession, the Fed cut interest rates twice more by 50 basis points each at its scheduled meetings at the end of January and March. Yields of tax-exempt bonds continued to move lower in this new environment.

During the first quarter of 2001, California's fiscal health was threatened by the state's growing energy crisis. Faced with surging energy costs and potential bankruptcies among the state' s major power distributors, California's budget surpluses were eroded by the state' s purchase of costly electricity from out-of-state utilities. These concerns caused California's municipal bond prices to moderate from the high levels they had previously achieved.

In this environment, we maintained a neutral duration position from which the fund benefited. This strategy gave us flexibility to act quickly in an uncertain environment. We have focused primarily on income-oriented bonds in the 12- to 16-year range. We increased our holdings of such bonds by taking profits on deep-discount bonds that had gained significant value in a declining interest-rate environment. With yield differences between high and lower quality bonds relatively narrow, we did not believe that the potential rewards of lower rated bonds were worth the greater risks.


What is the fund's current strategy?

We have recently become concerned that the sharp decline of technology stocks has eroded conditions in California's high-tech industries. In addition, we are monitoring the effects of the state's energy crisis on its fiscal health. While the fund did not hold bonds issued by California's troubled electric utilities during the reporting period, the energy crisis has adversely affected the prices of the state' s general obligation bonds, which are backed by California's general taxation authority. Accordingly, we have emphasized greater diversification by complementing our holdings of state-issued general obligation bonds with bonds from local issuers, including essential services bonds that are backed by revenues from projects such as water and sewer facilities. Of course, we will carefully evaluate the quality of any municipal bonds that may be issued in response to the energy crisis.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF CERTAIN FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT DURING THE REPORTING PERIOD THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus California
Intermediate Municipal Bond Fund and the Lehman Brothers 10-Year Municipal Bond
Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/01

                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         4/20/92            8.79%              5.49%             6.12%

(+) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND ON 4/20/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/92 IS USED AS THE BEGINNING VALUE ON 4/20/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



STATEMENT OF INVESTMENTS

March 31, 2001

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--100.0%                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--85.4%

ABAG Finance Authority, COP (Episcopal Homes Foundation)

   5.25%, 7/1/2010                                                                            3,500,000                3,596,530

Adelanto Public Utility Authority, Revenue

  (Utility Systems Project)

   4.45%, 11/1/2001 (LOC; Union Bank of California)                                           2,375,000                2,397,848

Alameda Corridor Transportation Authority, Revenue

   5.125%, 10/1/2016 (Insured; MBIA)                                                          3,000,000                3,118,620

Alta Loma School District

   Zero Coupon, 8/1/2015 (Insured; FGIC)                                                      1,000,000                  499,220

Bay Area Government Association
   (Bay Area RapidTransit Bart SFO Extension)

   5%, 6/15/2006                                                                              3,000,000                3,192,570

California:

   5.25%, 9/1/2016                                                                            3,000,000                3,109,260

   5.50%, 3/1/2017                                                                            5,990,000                6,334,545

   Veterans 5.35%, 12/1/2016                                                                  2,000,000                2,030,000

California Health Facilities Financing Authority, Revenue:

   (Casa De Las Campanas) 5%, 8/1/2006                                                        1,985,000                2,101,420

   (Downey Community Hospital) 5.625%, 5/15/2008                                              5,450,000                5,527,553

   (Pomona Valley Hospital) 5.375%, 7/1/2009 (Insured; MBIA)                                  3,240,000                3,529,980

   (Saint Francis Memorial Hospital) 5.75%, 11/1/2003                                         1,130,000                1,203,687

California Housing Finance Agency, Revenue:

   6%, 8/1/2010 (Insured; AMBAC)                                                              1,160,000                1,251,675

   (Single Family Mortgage):

      5.80%, 8/1/2003                                                                           750,000                  784,380

      5.95%, 8/1/2014 (Insured; MBIA)                                                         3,000,000                3,171,570

California Public Works Board, LR:

   (Secretary of State) 6.10%, 12/1/2004 (Insured; AMBAC)                                     4,100,000                4,473,469

   (Various Community College Projects)

      6%, 12/1/2008 (Insured; AMBAC,
         Prerefunded 12/1/2002)                                                               3,975,000  (a)           4,248,083

California Statewide Community Development Authority:

  Apartment Development Revenue

    (Irvine Apartment Communities):

         5.05%, 5/15/2008                                                                     2,000,000                2,015,360

         5.10%, 5/15/2010                                                                     2,000,000                2,033,460

   COP, Revenue:

      (Huntington Memorial Hospital) 5.50%, 7/1/2010                                          4,000,000                4,321,640

   MFHR
      (Equity Residential) 5.20%, 12/1/2029                                                   2,000,000                2,044,060

East Bay Municipal Utility District, Water System Revenue

   5.20%, 6/1/2008 (Insured; MBIA)                                                            2,000,000                2,084,820

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Escondido Joint Powers Financing Authority, LR

   (California Center for the Arts)
   5.90%, 9/1/2010 (Insured; AMBAC)                                                           3,440,000                3,747,536

Foothill, Eastern Transportation Corridor Agency
   Toll Road Revenue:

      5.25%, 1/15/2012 (Insured; MBIA)                                                        4,550,000                4,906,811

      0/7.05%, 1/1/2010                                                                       2,500,000  (b)           2,379,000

      0/7.15%, 1/1/2013 (Prerefunded 1/1/2010)                                                2,000,000  (a,b)         1,938,160

Livermore--Amador Valley Water Management Agency

  Sewer Revenue

   5.25%, 8/1/2014 (Insured; AMBAC)                                                           3,200,000                3,414,176

Los Angeles City, Revenue (Harbor Department):

   6%, 8/1/2006                                                                               1,320,000                1,378,700

   6%, 8/1/2014                                                                               6,500,000                6,933,875

Los Angeles County Capital Asset Leasing
   Corporation, Leasehold Revenue

   5.75%, 12/1/2004 (Insured; AMBAC)                                                          2,600,000                2,804,776

Los Angeles County Metropolitan

  Transportation Commission, Sales Tax Revenue

   5.50%, 7/1/2007                                                                            3,350,000                3,535,791

Los Angeles Department of Water & Power,
   Electric Plant Revenue

   5.70%, 9/1/2011 (Insured; FGIC)                                                            3,500,000                3,679,865

Metropolitan Water District of Southern California,
   Waterworks Revenue

   5.25%, 3/1/2015                                                                            3,000,000                3,183,000

Midpeninsula Regional Open Space
   District Financing Authority, Revenue

   Zero Coupon, 9/1/2015 (Insured; AMBAC)                                                     2,825,000                1,404,618

Oakland, COP (Oakland Museum)
   6%, 4/1/2012 (Insured; AMBAC)                                                              2,500,000                2,583,450

Oakland Redevelopment Agency

  (Central District Redevelopment-Senior Tax Allocation)

   5.75%, 2/1/2004 (Insured; AMBAC)                                                           1,500,000                1,594,665

Orange, MFHR (Villa Santiago Rehab Project)

   5.60%, 10/1/2027 (Collateralized; FNMA)                                                    1,410,000                1,447,337

Orange County, COP 5.70%, 7/1/2010 (Insured; MBIA)                                            6,445,000                7,044,063

Orange County Public Financing Authority,

  Waste Management Systems Revenue

   5.25%, 12/1/2004 (Insured; AMBAC)                                                          4,280,000                4,507,696



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Port Oakland, Revenue:

   Port 6.10%, 11/1/2003 (Insured; MBIA)                                                      1,245,000                1,316,351

   Special Facilities (Mitsui O.S.K. Lines, Ltd.)

      6.40%, 1/1/2003 (LOC; Industrial Bank of Japan)                                         1,000,000                1,041,760

Rancho Water District 5.50%, 8/1/2008                                                         1,670,000                1,843,997

Sacramento County

  (Community Facilities District Number 1):

      5.20%, 12/1/2007                                                                        1,115,000                1,142,998

      5.40%, 12/1/2009                                                                        1,230,000                1,277,244

Sacramento County Sanitation District
   Financing Authority, Revenue

   5.50%, 12/1/2014                                                                           4,000,000                4,371,160

Sacramento Municipal Utilities District, Electric Revenue

   8.045%, 11/15/2015                                                                         2,000,000  (c,d)         2,217,500

San Diego County, COP (Burnham Institute)

   5.70%, 9/1/2011                                                                              800,000                  837,776

San Francisco City and County Airports Commission,

  International Airport Revenue:

      6.20%, 5/1/2015 (Insured; FGIC)                                                         1,325,000                1,392,548

      (Special Facilities Lease--SFO Fuel)

         5.25%, 1/1/2008 (Insured; AMBAC)                                                     2,575,000                2,750,306

Santa Clara Unified School District

   5.50%, 7/1/2016                                                                            1,870,000                2,013,335

South Placer Wastewater Authority,
   Wastewater Revenue

   5.50%, 11/1/2015 (Insured; FGIC)                                                           1,000,000                1,084,760

Southern California Rapid Transit District, Revenue

  (Special Benefit Assessment District)

   5.75%, 9/1/2005 (Insured; AMBAC)                                                           6,750,000                7,362,360

Stockton Health Facilities Authority, Revenue

  (Dameron Hospital):

      5.10%, 12/1/2006                                                                        1,305,000                1,290,071

      5.20%, 12/1/2007                                                                        1,300,000                1,282,216

Tri-City Hospital District, Revenue 5.375%, 2/15/2007                                         2,500,000                2,707,525

U.S. RELATED--14.6%

Childrens Trust Fund, Tobacco Settlement Revenue

   5.75%, 7/1/2014                                                                            3,000,000                3,136,530

Guam, LOR (Infrastructure Improvement)
   5.25%, 11/1/2009 (Insured; AMBAC)                                                          1,210,000                1,318,731

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Commonwealth, Public Improvement:

   5%, 7/1/2004                                                                               1,350,000                1,413,153

   5%, 7/1/2005                                                                               2,500,000                2,638,250

   5.50%, 7/1/2013 (Insured; FSA)                                                             2,000,000                2,231,660

   5.25%, 7/1/2014 (Insured; FSA)                                                             2,000,000                2,174,460

   6.25%, 7/1/2016                                                                            3,000,000                3,547,170

Puerto Rico Electric Power Authority, Power Revenue

   5.75%, 7/1/2016 (Insured; FSA)                                                             2,000,000                2,215,820

Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
   Authority, Industrial Revenue

   (Guaynabo Warehouse):

      4.35%, 7/1/2006                                                                         1,170,000                1,158,885

      4.70%, 7/1/2009                                                                         1,050,000                1,040,309

Puerto Rico Municipal Finance Agency

   5.50%, 7/1/2017 (Insured; FSA)                                                             1,000,000                1,060,480

Virgin Islands Public Finance Authority, Revenue

   5.625%, 10/1/2010                                                                          2,000,000                2,113,000

Virgin Islands Water and Power Authority, Electric Systems:

   5.125%, 7/1/2003                                                                           1,140,000                1,177,859

   5.125%, 7/1/2011                                                                           1,000,000                1,042,640
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $171,237,238)                                                            100.0%              179,754,123

LIABILITIES, LESS CASH AND RECEIVABLES                                                              .0%                  (61,026)

NET ASSETS                                                                                       100.0%              179,693,097


Summary of Abbreviations

AMBAC                American Municipal Bond

                         Assurance Corporation

COP                  Certificate of Participation

FGIC                 Financial Guaranty

                         Insurance Company

FNMA                 Federal National Mortgage

                         Association

FSA                  Financial Security Assurance

LOC                  Letter of Credit

LOR                  Limited Obligation Revenue

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance

                         Insurance Corporation

MFHR                 Multi-Family Housing Revenue


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              59.9

AA                               Aa                              AA                                               21.1

A                                A                               A                                                 6.1

BBB                              Baa                             BBB                                              10.2

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           1.3

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     1.4

                                                                                                                 100.0



(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(C)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(D) SECURITY EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2001, THIS SECURITY AMOUNTED TO $2,217,500 OR 1.2% OF NET ASSETS.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           171,237,238   179,754,123

Interest receivable                                                   2,301,246

Prepaid expenses                                                          5,801

                                                                    182,061,170
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           107,727

Cash overdraft due to Custodian                                         437,825

Payable for investment securities purchased                           1,764,739

Accrued expenses                                                         57,782

                                                                      2,368,073
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      179,693,097
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     173,607,277

Accumulated undistributed investment income--net                         20,481

Accumulated net realized gain (loss) on investments                  (2,451,546)

Accumulated net unrealized appreciation

   (depreciation) on investments--Note 4                              8,516,885
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      179,693,097
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     12,862,985

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.97

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended March 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,884,030

EXPENSES:

Management fee--Note 3(a)                                            1,058,279

Shareholder servicing costs--Note 3(b)                                 171,862

Professional fees                                                       33,611

Trustees' fees and expenses--Note 3(c)                                  27,016

Custodian fees                                                          19,648

Prospectus and shareholders' reports                                     9,220

Registration fees                                                        5,781

Loan commitment fees--Note 2                                             1,334

Miscellaneous                                                           13,025

TOTAL EXPENSES                                                       1,339,776

Less--reduction in management fee due to

   undertaking--Note 3(a)                                                 (581)

NET EXPENSES                                                          1,339,195

INVESTMENT INCOME--NET                                                7,544,835
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                570,591

Net unrealized appreciation (depreciation) on investments            6,802,551

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,373,142

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,917,977

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------

                                                     2001              2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,544,835         8,144,979

Net realized gain (loss) on investments           570,591          (160,422)

Net unrealized appreciation (depreciation)
   on investments                               6,802,551        (8,568,058)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   14,917,977          (583,501)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (7,524,354)        (8,144,979)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  25,814,909         27,829,097

Dividends reinvested                            5,470,452          6,017,249

Cost of shares redeemed                       (33,692,364)       (52,847,084)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (2,407,003)       (19,000,738)

TOTAL INCREASE (DECREASE) IN NET ASSETS         4,986,620        (27,729,218)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           174,706,477        202,435,695

END OF PERIOD                                 179,693,097        174,706,477

Undistributed investment income--net               20,481                --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,896,838         2,056,538

Shares issued for dividends reinvested            400,746           446,675

Shares redeemed                                (2,477,081)       (3,927,399)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (179,497)       (1,424,186)

SEE NOTES TO FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                   Year Ended March 31,
                                                               ----------------------------------------------------------------

                                                                 2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.40        13.99        13.82        13.27        13.27

Investment Operations:

Investment income--net                                            .58          .58          .58          .59          .60

Net realized and unrealized

   gain (loss) on investments                                     .57         (.59)         .17          .55          .00(a)

Total from Investment Operations                                 1.15         (.01)         .75         1.14          .60

Distributions:

Dividends from investment income--net                            (.58)        (.58)        (.58)        (.59)        (.60)

Net asset value, end of period                                  13.97        13.40        13.99        13.82        13.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.79          .02         5.55         8.77         4.60
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .76          .79          .80          .79          .78

Ratio of net investment income

   to average net assets                                         4.28         4.32         4.19         4.35         4.48

Decrease reflected in above expense

   ratios due to undertakings by

   The Dreyfus Corporation                                        .00(b)       .00(b)       .02          .01          .04

Portfolio Turnover Rate                                         31.35        19.38        26.29        44.77        35.79
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         179,693      174,706      202,436      202,997      210,790

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the
public    without    a    sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market
conditions.    Options    and    financial

futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,349 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,453,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. If not applied, $1,732,000 of the carryover expires in fiscal 2004 and $721,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2001, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2000 through March 31, 2001, to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $581 during the period ended March 31, 2001.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2001, the fund was charged $85,118 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $62,177 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting
and    $500    for    tele    The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

phone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance. During the period ended March 31, 2001, redemption fees charged and retained by the fund amounted to $1,899.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2001, amounted to $54,347,326 and $55,463,533, respectively.

At March 31, 2001, accumulated net unrealized appreciation on investments was $8,516,885, consisting of $8,591,265 gross unrealized appreciation and $74,380 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus California Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus California Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Intermediate Municipal Bond Fund at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 1, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2001 as " exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are California residents, California personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.



NOTES

                                                           For More Information

                        Dreyfus California Intermediate Municipal Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  902AR0301